SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 29, 2003
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                  001-06357               13-2595091
--------------------------------  ---------------------  -----------------------
    (State or other jurisdiction  (Commission File No.)       (IRS Employer
         of incorporation)                                 Identification No.)

                 10800 NE 8th Street, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

         99.1 Press release issued by Esterline Technologies Corporation, dated May 29, 2003

Item 9.           Regulation FD Disclosure

         The information included in this section is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

         On May 29, 2003, Esterline Technologies Corporation issued a press release announcing financial results for the quarter ended May 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 29, 2003

                            ESTERLINE TECHNOLIGIES CORPORATION

                            By:  /s/ Robert D. George
                               ------------------------------------------------
                                 Name:  Robert D. George
                                 Title: Vice President, Chief Financial Officer,
                                        Secretary and Treasurer



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                                  EXHIBIT INDEX



Exhibit No.          Description

99.1 Press release issued by Esterline Technologies Corporation, dated May 29, 2003